Exhibit 99.2
Quarterly Financial Supplement
Third Quarter 2023
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
RGA Life and Annuity Insurance Company	AA-
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2023

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.
The following non-GAAP financial measures are used in this document and other documents published by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, which items can be volatile and may not reflect the underlying performance of the Company’s businesses. Additionally, adjusted operating income excludes, to the extent applicable, any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, the impact of certain tax-related items, and any other items that the Company believes are not indicative of the Company’s ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company’s assumption reviews on business subject to the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments, reflected in future policy benefits remeasurement gains or losses.

3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.

4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses a non-GAAP financial measure called shareholders’ average equity position excluding AOCI and notable items.

5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr	Year-to-Date
(USD millions, except in force & per share and shares data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change

Net premiums	$4,255	$3,337	$3,385	$3,446	$3,247	$1,008	$10,977	$9,632	$1,345
Net income (loss) available to RGA's shareholders	287	205	252	291	(76)	363	744	226	518
Adjusted operating income	372	297	349	312	16	356	1,018	615	403
Adjusted operating income excluding notable items (1)	372	297	349	266	263	109	1,018	845	173
Return on equity	13.9%	9.2%	7.8%	6.8%	8.3%	5.6%
Adjusted operating return on equity (ex AOCI)	14.7%	10.9%	11.2%	10.5%	9.2%	5.5%
Adjusted operating return on equity (ex AOCI and notable items (1))	14.0%	13.0%	13.1%	12.5%	11.7%	2.3%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$4.34	$3.09	$3.77	$4.36	$(1.13)	$5.47	$11.19	$3.38	$7.81
Adjusted operating income (loss)	$5.64	$4.46	$5.22	$4.67	$0.24	$5.40	$15.32	$9.18	$6.14
Adjusted operating income (loss) excluding notable items (1)	$5.64	$4.46	$5.22	$3.97	$3.95	$1.69	$15.32	$12.62	$2.70
Diluted earnings per share (2)
Net income (loss)	$4.29	$3.05	$3.72	$4.30	$(1.13)	$5.42	$11.06	$3.35	$7.71
Adjusted operating income (loss)	$5.57	$4.40	$5.16	$4.60	$0.24	$5.33	$15.14	$9.10	$6.04
Adjusted operating income (loss) excluding notable items (1)	$5.57	$4.40	$5.16	$3.91	$3.92	$1.65	$15.14	$12.51	$2.63
Wgt. average common shares outstanding
Basic	66,127	66,518	66,779	66,748	66,936	(809)	66,473	67,012	(539)
Diluted	66,914	67,420	67,615	67,793	67,663	(749)	67,252	67,607	(355)

Book value per share	$122.40	$117.87	$114.60	$106.19	$101.08	$21.32	$122.40	$101.08	$21.32
Book value per share, excluding AOCI	$142.63	$138.99	$136.56	$134.26	$130.68	$11.95	$142.63	$130.68	$11.95

Shareholders’ dividends paid	$56	$54	$53	$53	$54	$2	$163	$152	$11
Share buybacks	$50	$50	$50	$25	$25	$25	$150	$50	$100
Total returned to shareholders	$106	$104	$103	$78	$79	$27	$313	$202	$111

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,439	19,099	18,771	18,635	18,484	955	19,439	18,484	955
Common shares outstanding	65,872	66,212	66,540	66,676	66,827	(955)	65,872	66,827	(955)

Assumed life reinsurance in force (in billions)	$3,499.4	$3,479.5	$3,426.7	$3,400.7	$3,272.6	$226.8
Assumed new business production (in billions)	$96.7	$88.2	$80.6	$92.5	$100.7	$(4.0)	$265.5	$316.4	$(50.9)

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$4,255	$3,337	$3,385	$3,446	$3,247	$1,008	$10,977	$9,632	$1,345
Net investment income	922	857	856	828	769	153	2,635	2,333	302
Investment related gains (losses), net	(126)	(123)	(77)	(6)	(154)	28	(326)	(533)	207
Other revenue	102	85	87	89	188	(86)	274	438	(164)
Total revenues	5,153	4,156	4,251	4,357	4,050	1,103	13,560	11,870	1,690
Benefits and expenses:
Claims and other policy benefits	3,959	3,013	3,063	3,125	3,048	911	10,035	8,857	1,178
Future policy benefits remeasurement (gains) losses	(82)	13	(26)	(11)	226	(308)	(95)	302	(397)
Market risk benefits remeasurement (gains) losses	(21)	(31)	14	(19)	23	(44)	(38)	29	(67)
Interest credited	223	209	215	214	189	34	647	468	179
Policy acquisition costs and other insurance expenses	348	349	331	323	341	7	1,028	1,021	7
Other operating expenses	274	275	250	289	251	23	799	720	79
Interest expense	72	63	53	55	49	23	188	136	52
Total benefits and expenses	4,773	3,891	3,900	3,976	4,127	646	12,564	11,533	1,031
Income (loss) before income taxes	380	265	351	381	(77)	457	996	337	659
Provision for income taxes	91	58	98	88	(2)	93	247	109	138
Net income (loss)	289	207	253	293	(75)	364	749	228	521
Net income attributable to noncontrolling interest	2	2	1	2	1	1	5	2	3
Net income (loss) available to RGA's shareholders	$287	$205	$252	$291	$(76)	$363	$744	$226	$518
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$380	$265	$351	$381	$(77)	$457	$996	$337	$659
Investment and derivative (gains) losses (1)	134	117	127	(46)	152	(18)	378	471	(93)
Market risk benefits remeasurement (gains) losses	(21)	(31)	14	(19)	23	(44)	(38)	29	(67)
Change in fair value of funds withheld embedded derivatives (1)	(1)	20	(37)	67	17	(18)	(18)	106	(124)
Funds withheld (gains) losses - investment income	(4)	2	—	2	4	(8)	(2)	22	(24)
EIA embedded derivatives - interest credited	(7)	3	(7)	1	(10)	3	(11)	(54)	43
Investment (income) loss on unit-linked variable annuities	2	2	—	2	5	(3)	4	22	(18)
Interest credited on unit-linked variable annuities	(2)	(2)	—	(2)	(5)	3	(4)	(22)	18
Interest expense on uncertain tax positions	1	—	—	—	—	1	1	—	1
Other	(1)	—	8	1	(71)	70	7	(81)	88
Adjusted operating income before income taxes	481	376	456	387	38	443	1,313	830	483
Notable items (2)	(3)	—	—	(61)	326	(329)	(3)	303	(306)
Adjusted operating income before income taxes excluding notable items	$478	$376	$456	$326	$364	$114	$1,310	$1,133	$177

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
After-tax adjusted operating income reconciliation:
GAAP net income (loss) attributable to RGA	$287	$205	$252	$291	$(76)	$363	$744	$226	$518
Investment and derivative (gains) losses (1)	104	88	102	(14)	120	(16)	294	366	(72)
Market risk benefits remeasurement (gains) losses	(17)	(24)	11	(15)	18	(35)	(30)	23	(53)
Change in fair value of funds withheld embedded derivatives (1)	(1)	16	(29)	53	14	(15)	(14)	84	(98)
Funds withheld (gains) losses - investment income	(4)	2	—	2	3	(7)	(2)	17	(19)
EIA embedded derivatives - interest credited	(6)	3	(6)	1	(8)	2	(9)	(43)	34
Investment (income) loss on unit-linked variable annuities	1	2	—	2	4	(3)	3	17	(14)
Interest credited on unit-linked variable annuities	(1)	(2)	—	(2)	(4)	3	(3)	(17)	14
Interest expense on uncertain tax positions	1	—	—	—	—	1	1	—	1
Other	—	—	6	1	(56)	56	6	(64)	70
Uncertain tax positions and other tax related items	6	5	12	(9)	—	6	23	4	19
Net income attributable to noncontrolling interest	2	2	1	2	1	1	5	2	3
Adjusted operating income	372	297	349	312	16	356	1,018	615	403
Notable items (2)	—	—	—	(46)	247	(247)	—	230	(230)
Adjusted operating income excluding notable items	$372	$297	$349	$266	$263	$109	$1,018	$845	$173

Diluted earnings per share - adjusted operating income (loss) (3)	$5.57	$4.40	$5.16	$4.60	$0.24	$5.33	$15.14	$9.10	$6.04
Diluted earnings per share - adjusted operating income (loss) excluding notable items (3)	$5.57	$4.40	$5.16	$3.91	$3.92	$1.65	$15.14	$12.51	$2.63

Foreign currency effect on (4):
Net premiums	$13	$(45)	$(112)	$(164)	$(160)	$173	$(144)	$(326)	$182
Adjusted operating income (loss) before income taxes	$1	$(6)	$(16)	$(18)	$(11)	$12	$(21)	$(30)	$9

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2023	2023	2023	2022	2022
Assets
Fixed maturity securities available-for-sale, at fair value	$54,171	$56,236	$56,085	$52,901	$50,495
Equity securities, at fair value	133	136	138	134	137
Mortgage loans	7,231	7,038	6,833	6,590	6,558
Policy loans	1,180	1,202	1,221	1,231	1,202
Funds withheld at interest	5,725	5,862	5,976	6,003	6,177
Limited partnerships and real estate joint ventures	2,560	2,473	2,405	2,327	2,197
Short-term investments	141	224	246	154	225
Other invested assets	1,091	1,119	1,111	1,140	1,049
Total investments	72,232	74,290	74,015	70,480	68,040
Cash and cash equivalents	2,820	2,598	3,294	2,927	3,512
Accrued investment income	744	702	672	630	628
Premiums receivable and other reinsurance balances	3,279	3,321	3,114	3,013	2,820
Reinsurance ceded receivables and other	2,818	2,664	2,723	2,671	2,650
Deferred policy acquisition costs	4,289	4,286	4,257	4,128	4,004
Other assets	1,240	1,179	1,045	1,055	1,165
Total assets	$87,422	$89,040	$89,120	$84,904	$82,819
Liabilities and equity
Future policy benefits	$36,474	$38,239	$38,222	$35,689	$33,724
Interest-sensitive contract liabilities	29,365	29,910	30,405	30,342	30,043
Market risk benefits, at fair value	224	235	261	247	259
Other policy claims and benefits	2,654	2,579	2,558	2,480	2,366
Other reinsurance balances	750	858	851	725	889
Deferred income taxes	1,601	1,424	1,446	1,383	1,350
Other liabilities	3,751	3,050	3,206	2,906	3,136
Long-term debt	4,450	4,850	4,455	3,961	4,207
Total liabilities	79,269	81,145	81,404	77,733	75,974
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,534	2,522	2,506	2,502	2,493
Retained earnings	8,713	8,483	8,336	8,169	7,936
Treasury stock	(1,852)	(1,803)	(1,756)	(1,720)	(1,697)
Accumulated other comprehensive income (loss), net of taxes (AOCI):
Accumulated currency translation adjustment	(33)	26	(94)	(116)	(147)
Unrealized (depreciation) appreciation of securities	(6,659)	(4,879)	(4,393)	(5,496)	(5,788)
Effect of updating discount rates on future policy benefits	5,366	3,460	3,034	3,755	3,989
Change in instrument-specific credit risk for market risk benefits	7	13	14	13	19
Pension and postretirement benefits	(14)	(18)	(22)	(27)	(51)
Total RGA, Inc. shareholders’ equity	8,063	7,805	7,626	7,081	6,755
Noncontrolling interest	90	90	90	90	90
Total equity	8,153	7,895	7,716	7,171	6,845
Total liabilities and equity	$87,422	$89,040	$89,120	$84,904	$82,819
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,396	$9,203	$9,087	$8,952	$8,733

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$1,746	$1,750	$1,615	$1,778	$1,640	$106	$5,111	$4,812	$299
Net investment income	195	180	193	224	201	(6)	568	676	(108)
Investment related gains (losses), net	2	(1)	(1)	6	8	(6)	—	42	(42)
Other revenue	6	3	5	5	6	—	14	22	(8)
Total revenues	1,949	1,932	1,812	2,013	1,855	94	5,693	5,552	141

Benefits and expenses:
Claims and other policy benefits	1,611	1,592	1,447	1,642	1,520	91	4,650	4,491	159
Future policy benefits remeasurement (gains) losses	(20)	24	7	10	160	(180)	11	252	(241)
Interest credited	19	18	18	17	18	1	55	52	3
Policy acquisition costs and other insurance expenses	184	187	175	178	182	2	546	544	2
Other operating expenses	50	49	44	52	44	6	143	132	11
Total benefits and expenses	1,844	1,870	1,691	1,899	1,924	(80)	5,405	5,471	(66)

Income (loss) before income taxes	$105	$62	$121	$114	$(69)	$174	$288	$81	$207

Loss and expense ratios:
Loss ratio (1)	91.1%	92.3%	90.0%	92.9%	102.4%	(11.3)%	91.2%	98.6%	(7.4)%
Policy acquisition costs and other insurance expenses	10.5%	10.7%	10.8%	10.0%	11.1%	(0.6)%	10.7%	11.3%	(0.6)%
Other operating expenses	2.9%	2.8%	2.7%	2.9%	2.7%	0.2%	2.8%	2.7%	0.1%

Foreign currency effect on (2):
Net premiums	$5	$3	$2	$1	$—	$5	$10	$1	$9
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assumed life reinsurance in force (in billions)	$1,693.1	$1,685.3	$1,676.8	$1,672.2	$1,662.7	$30.4
Assumed new business production (in billions)	$36.7	$35.6	$34.1	$36.4	$37.3	$(0.6)	$106.4	$109.5	$(3.1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$1,746	$1,750	$1,615	$1,778	$1,640	$106	$5,111	$4,812	$299
Net investment income	195	180	193	224	201	(6)	568	676	(108)
Other revenue	6	3	5	5	6	—	14	22	(8)
Total revenues	1,947	1,933	1,813	2,007	1,847	100	5,693	5,510	183

Benefits and expenses:
Claims and other policy benefits	1,611	1,592	1,447	1,642	1,520	91	4,650	4,491	159
Future policy benefits remeasurement (gains) losses	(20)	24	7	10	160	(180)	11	252	(241)
Interest credited	19	18	18	17	18	1	55	52	3
Policy acquisition costs and other insurance expenses	184	187	175	178	182	2	546	544	2
Other operating expenses	50	49	44	52	44	6	143	132	11
Total benefits and expenses	1,844	1,870	1,691	1,899	1,924	(80)	5,405	5,471	(66)

Adjusted operating income (loss) before income taxes	103	63	122	108	(77)	180	288	39	249
Notable items (1)	17	—	—	—	170	(153)	17	170	(153)
Adjusted operating income (loss) excluding notable items, before income taxes	$120	$63	$122	$108	$93	$27	$305	$209	$96

Loss and expense ratios:
Loss ratio (2)	91.1%	92.3%	90.0%	92.9%	102.4%	(11.3)%	91.2%	98.6%	(7.4)%
Policy acquisition costs and other insurance expenses	10.5%	10.7%	10.8%	10.0%	11.1%	(0.6)%	10.7%	11.3%	(0.6)%
Other operating expenses	2.9%	2.8%	2.7%	2.9%	2.7%	0.2%	2.8%	2.7%	0.1%

Foreign currency effect on (3):
Net premiums	$5	$3	$2	$1	$—	$5	$10	$1	$9
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$820	$17	$163	$24	$13	$807	$1,000	$42	$958
Net investment income	298	278	280	287	265	33	856	767	89
Investment related gains (losses), net	(63)	(68)	20	(128)	(41)	(22)	(111)	(214)	103
Other revenue	35	26	25	25	29	6	86	86	—
Total revenues	1,090	253	488	208	266	824	1,831	681	1,150

Benefits and expenses:
Claims and other policy benefits	851	45	199	52	41	810	1,095	153	942
Future policy benefits remeasurement (gains) losses	(25)	(1)	(4)	(2)	(5)	(20)	(30)	(26)	(4)
Market risk benefits remeasurement (gains) losses	(21)	(31)	14	(19)	23	(44)	(38)	29	(67)
Interest credited	137	133	129	148	130	7	399	338	61
Policy acquisition costs and other insurance expenses	45	47	46	47	36	9	138	122	16
Other operating expenses	14	13	11	14	11	3	38	32	6
Total benefits and expenses	1,001	206	395	240	236	765	1,602	648	954

Income (loss) before income taxes	$89	$47	$93	$(32)	$30	$59	$229	$33	$196

Assumed life reinsurance in force (in billions)	$5.1	$5.2	$5.2	$5.2	$5.3	$(0.2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$820	$17	$163	$24	$13	$807	$1,000	$42	$958
Net investment income	291	279	276	286	264	27	846	772	74
Other revenue	35	26	25	25	29	6	86	86	—
Total revenues	1,146	322	464	335	306	840	1,932	900	1,032

Benefits and expenses:
Claims and other policy benefits	851	45	199	52	41	810	1,095	153	942
Future policy benefits remeasurement (gains) losses	(25)	(1)	(4)	(2)	(5)	(20)	(30)	(26)	(4)
Interest credited	144	130	136	147	140	4	410	392	18
Policy acquisition costs and other insurance expenses	45	47	38	47	36	9	130	122	8
Other operating expenses	14	13	11	14	11	3	38	32	6
Total benefits and expenses	1,029	234	380	258	223	806	1,643	673	970

Adjusted operating income (loss) before income taxes	117	88	84	77	83	34	289	227	62
Notable items (1)	(22)	—	—	—	(3)	(19)	(22)	(3)	(19)
Adjusted operating income (loss) excluding notable items, before income taxes	$95	$88	$84	$77	$80	$15	$267	$224	$43

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2023	2023	2023	2022	2022
Policyholder account balances

Fixed annuities (deferred)	$11,066	$11,361	$11,699	$12,046	$12,257
Equity-indexed annuities	$2,469	$2,580	$2,701	$2,817	$2,919
Bank-owned life insurance (BOLI)	$2,480	$2,494	$2,505	$2,500	$2,508
Other policyholder account balances	$51	$52	$75	$75	$76

Variable annuities account balances
No riders	$578	$599	$598	$672	$642
GMDB only	742	738	734	771	802
GMIB only	16	16	16	20	19
GMAB only	2	2	2	2	2
GMWB only	814	883	866	863	833
GMDB / WB	156	169	168	165	158
Other	12	13	12	15	15
Total variable annuities account balances	$2,320	$2,420	$2,396	$2,508	$2,471

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$707	$843	$828	$848	$866

Future policy benefits (at original discount rate) associated with:
Payout annuities	$4,909	$4,181	$4,231	$4,153	$4,208
Other future policy benefits	$60	$62	$58	$59	$59

Liability for market risk benefits:

Equity-indexed annuities	$135	$140	$144	$132	$90
Variable annuities (liability)	$89	$95	$117	$115	$168
Variable annuities (asset)	$8	$6	$2	$—	$—

Net interest spread (1)	1.3%	1.4%	1.2%	1.2%	1.0%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$1	$—	$1	$1	$2	$(1)	$2	$4	$(2)
Other revenue	24	25	26	26	24	—	75	126	(51)
Total revenues	25	25	27	27	26	(1)	77	130	(53)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	2	2	—	(1)	3	6	1	5
Other operating expenses	4	2	4	3	4	—	10	9	1
Total benefits and expenses	6	4	6	3	3	3	16	10	6

Income before income taxes	$19	$21	$21	$24	$23	$(4)	$61	$120	$(59)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$1	$—	$1	$1	$2	$(1)	$2	$4	$(2)
Other revenue	24	25	26	26	24	—	75	126	(51)
Total revenues	25	25	27	27	26	(1)	77	130	(53)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	2	2	—	(1)	3	6	1	5
Other operating expenses	4	2	4	3	4	—	10	9	1
Total benefits and expenses	6	4	6	3	3	3	16	10	6

Adjusted operating income (loss) before income taxes	$19	$21	$21	$24	$23	$(4)	$61	$120	$(59)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$19	$21	$21	$24	$23	$(4)	$61	$120	$(59)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$302	$307	$295	$308	$293	$9	$904	$911	$(7)
Net investment income	62	61	61	66	64	(2)	184	184	—
Investment related gains (losses), net	—	4	2	5	2	(2)	6	(3)	9
Other revenue	2	1	1	1	—	2	4	3	1
Total revenues	366	373	359	380	359	7	1,098	1,095	3

Benefits and expenses:
Claims and other policy benefits	284	282	270	285	272	12	836	844	(8)
Future policy benefits remeasurement (gains) losses	16	(1)	3	(10)	9	7	18	8	10
Interest credited	1	—	—	—	—	1	1	—	1
Policy acquisition costs and other insurance expenses	46	47	45	44	56	(10)	138	159	(21)
Other operating expenses	13	10	12	11	10	3	35	30	5
Total benefits and expenses	360	338	330	330	347	13	1,028	1,041	(13)

Income before income taxes	$6	$35	$29	$50	$12	$(6)	$70	$54	$16

Loss and expense ratios:
Loss ratio (1)	99.3%	91.5%	92.5%	89.3%	95.9%	3.4%	94.5%	93.5%	1.0%
Policy acquisition costs and other insurance expenses	15.2%	15.3%	15.3%	14.3%	19.1%	(3.9)%	15.3%	17.5%	(2.2)%
Other operating expenses	4.3%	3.3%	4.1%	3.6%	3.4%	0.9%	3.9%	3.3%	0.6%

Foreign currency effect on (2):
Net premiums	$(8)	$(16)	$(20)	$(23)	$(11)	$3	$(44)	$(24)	$(20)
Income before income taxes	$(1)	$(2)	$(2)	$(3)	$—	$(1)	$(5)	$(1)	$(4)

Creditor reinsurance net premiums	$17	$18	$18	$17	$18	$(1.00)	$53	$56	$(3)

Assumed life reinsurance in force (in billions)	$477.2	$484.6	$469.5	$463.6	$448.7	$28.5
Assumed new business production (in billions)	$11.0	$11.2	$10.8	$11.9	$10.8	$0.2	$33.0	$36.3	$(3.3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$302	$307	$295	$308	$293	$9	$904	$911	$(7)
Net investment income	64	61	62	67	65	(1)	187	185	2
Investment related gains, net	—	1	1	1	1	(1)	2	3	(1)
Other revenue	2	1	1	1	—	2	4	3	1
Total revenues	368	370	359	377	359	9	1,097	1,102	(5)

Benefits and expenses:
Claims and other policy benefits	284	282	270	285	272	12	836	844	(8)
Future policy benefits remeasurement (gains) losses	16	(1)	3	(10)	9	7	18	8	10
Interest credited	1	—	—	—	—	1	1	—	1
Policy acquisition costs and other insurance expenses	46	47	45	44	56	(10)	138	159	(21)
Other operating expenses	11	10	12	11	10	1	33	30	3
Total benefits and expenses	358	338	330	330	347	11	1,026	1,041	(15)

Adjusted operating income (loss) before income taxes	10	32	29	47	12	(2)	71	61	10
Notable items (1)	13	—	—	(5)	6	7	13	6	7
Adjusted operating income excluding notable items, before income taxes	$23	$32	$29	$42	$18	$5	$84	$67	$17

Loss and expense ratios:
Loss ratio (2)	99.3%	91.5%	92.5%	89.3%	95.9%	3.4%	94.5%	93.5%	1.0%
Policy acquisition costs and other insurance expenses	15.2%	15.3%	15.3%	14.3%	19.1%	(3.9)%	15.3%	17.5%	(2.2)%
Other operating expenses	3.6%	3.3%	4.1%	3.6%	3.4%	0.2%	3.7%	3.3%	0.4%

Foreign currency effect on (3):
Net premiums	$(8)	$(16)	$(20)	$(23)	$(11)	$3	$(44)	$(24)	$(20)
Adjusted operating income before income taxes	$(1)	$(2)	$(2)	$(3)	$—	$(1)	$(5)	$(1)	$(4)

Creditor reinsurance net premiums	$17	$18	$18	$17	$18	$(1)	$53	$56	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$22	$23	$23	$23	$24	$(2)	$68	$72	$(4)
Net investment income	1	1	1	1	1	—	3	4	(1)
Other revenue	3	2	3	4	2	1	8	6	2
Total revenues	26	26	27	28	27	(1)	79	82	(3)

Benefits and expenses:
Claims and other policy benefits	18	20	21	20	22	(4)	59	66	(7)
Future policy benefits remeasurement (gains) losses	(23)	(2)	(5)	(3)	(2)	(21)	(30)	(9)	(21)
Policy acquisition costs and other insurance expenses	1	—	1	1	—	1	2	1	1
Other operating expenses	—	2	—	1	1	(1)	2	2	—
Total benefits and expenses	(4)	20	17	19	21	(25)	33	60	(27)

Income before income taxes	$30	$6	$10	$9	$6	$24	$46	$22	$24

Foreign currency effect on (2):
Net premiums	$(1)	$(2)	$(1)	$(2)	$(1)	$—	$(4)	$(2)	$(2)
Income before income taxes	$—	$—	$(1)	$—	$(1)	$1	$(1)	$(1)	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$22	$23	$23	$23	$24	$(2)	$68	$72	$(4)
Net investment income	1	1	1	1	1	—	3	4	(1)
Other revenue	3	2	3	4	2	1	8	6	2
Total revenues	26	26	27	28	27	(1)	79	82	(3)

Benefits and expenses:
Claims and other policy benefits	18	20	21	20	22	(4)	59	66	(7)
Future policy benefits remeasurement (gains) losses	(23)	(2)	(5)	(3)	(2)	(21)	(30)	(9)	(21)
Policy acquisition costs and other insurance expenses	1	—	1	1	—	1	2	1	1
Other operating expenses	—	2	—	1	1	(1)	2	2	—
Total benefits and expenses	(4)	20	17	19	21	(25)	33	60	(27)

Adjusted operating income (loss) before income taxes	30	6	10	9	6	24	46	22	24
Notable items (2)	(22)	—	—	—	—	(22)	(22)	—	(22)
Adjusted operating income excluding notable items, before income taxes	$8	$6	$10	$9	$6	$2	$24	$22	$2

Foreign currency effect on (3):
Net premiums	$(1)	$(2)	$(1)	$(2)	$(1)	$—	$(4)	$(2)	$(2)
Adjusted operating income before income taxes	$—	$—	$(1)	$—	$(1)	$1	$(1)	$(1)	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$447	$429	$438	$422	$436	$11	$1,314	$1,314	$—
Net investment income	23	23	23	21	18	5	69	55	14
Other revenue	1	(1)	(1)	3	2	(1)	(1)	3	(4)
Total revenues	471	451	460	446	456	15	1,382	1,372	10

Benefits and expenses:
Claims and other policy benefits	429	383	390	404	409	20	1,202	1,182	20
Future policy benefits remeasurement (gains) losses	43	12	(8)	(10)	(7)	50	47	(5)	52
Policy acquisition costs and other insurance expenses	25	21	18	16	19	6	64	61	3
Other operating expenses	34	31	33	33	30	4	98	91	7
Total benefits and expenses	531	447	433	443	451	80	1,411	1,329	82

Income (loss) before income taxes	$(60)	$4	$27	$3	$5	$(65)	$(29)	$43	$(72)

Loss and expense ratios:
Loss ratio (1)	105.6%	92.1%	87.2%	93.4%	92.2%	13.4%	95.1%	89.6%	5.5%
Policy acquisition costs and other insurance expenses	5.6%	4.9%	4.1%	3.8%	4.4%	1.2%	4.9%	4.6%	0.3%
Other operating expenses	7.6%	7.2%	7.5%	7.8%	6.9%	0.7%	7.5%	6.9%	0.6%

Foreign currency effect on (2):
Net premiums	$20	$(6)	$(41)	$(53)	$(68)	$88	$(27)	$(130)	$103
Income (loss) before income taxes	$(4)	$1	$(1)	$—	$—	$(4)	$(4)	$(3)	$(1)

Critical illness net premiums	$34	$35	$33	$33	$41	$(7)	$102	$116	$(14)

Assumed life reinsurance in force (in billions)	$814.5	$802.3	$759.6	$735.4	$671.3	$143.2
Assumed new business production (in billions)	$30.9	$36.6	$30.1	$35.6	$38.2	$(7.3)	$97.6	$133.8	$(36.2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$447	$429	$438	$422	$436	$11	$1,314	$1,314	$—
Net investment income	23	23	23	21	18	5	69	55	14
Other revenue	1	(1)	(1)	3	2	(1)	(1)	3	(4)
Total revenues	471	451	460	446	456	15	1,382	1,372	10

Benefits and expenses:
Claims and other policy benefits	429	383	390	404	409	20	1,202	1,182	20
Future policy benefits remeasurement (gains) losses	43	12	(8)	(10)	(7)	50	47	(5)	52
Policy acquisition costs and other insurance expenses	25	21	18	16	19	6	64	61	3
Other operating expenses	33	31	33	33	30	3	97	91	6
Total benefits and expenses	530	447	433	443	451	79	1,410	1,329	81

Adjusted operating income (loss) before income taxes	(59)	4	27	3	5	(64)	(28)	43	(71)
Notable items (1)	47	—	—	—	13	34	47	13	34
Adjusted operating income excluding notable items, before income taxes	$(12)	$4	$27	$3	$18	$(30)	$19	$56	$(37)

Loss and expense ratios:
Loss ratio (2)	105.6%	92.1%	87.2%	93.4%	92.2%	13.4%	95.1%	89.6%	5.5%
Policy acquisition costs and other insurance expenses	5.6%	4.9%	4.1%	3.8%	4.4%	1.2%	4.9%	4.6%	0.3%
Other operating expenses	7.4%	7.2%	7.5%	7.8%	6.9%	0.5%	7.4%	6.9%	0.5%

Foreign currency effect on (3):
Net premiums	$20	$(6)	$(41)	$(53)	$(68)	$88	$(27)	$(130)	$103
Adjusted operating income (loss) before income taxes	$(4)	$1	$(1)	$—	$—	$(4)	$(4)	$(3)	$(1)

Critical illness net premiums	$34	$35	$33	$33	$41	$(7)	$102	$116	$(14)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$118	$90	$125	$127	$112	$6	$333	$359	$(26)
Net investment income	56	45	46	44	37	19	147	107	40
Investment related gains (losses), net	(21)	(9)	(6)	(11)	(9)	(12)	(36)	(15)	(21)
Other revenue	7	4	4	6	2	5	15	9	6
Total revenues	160	130	169	166	142	18	459	460	(1)

Benefits and expenses:
Claims and other policy benefits	95	68	104	106	97	(2)	267	322	(55)
Future policy benefits remeasurement (gains) losses	(33)	(5)	(9)	(12)	3	(36)	(47)	(9)	(38)
Interest credited	(2)	(2)	—	(2)	(5)	3	(4)	(22)	18
Policy acquisition costs and other insurance expenses	2	2	2	2	2	—	6	5	1
Other operating expenses	14	15	13	16	11	3	42	38	4
Total benefits and expenses	76	78	110	110	108	(32)	264	334	(70)

Income before income taxes	$84	$52	$59	$56	$34	$50	$195	$126	$69

Foreign currency effect on (2):
Net premiums	$9	$(1)	$(12)	$(17)	$(20)	$29	$(4)	$(39)	$35
Income before income taxes	$6	$—	$(6)	$(4)	$(7)	$13	$—	$(13)	$13

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$118	$90	$125	$127	$112	$6	$333	$359	$(26)
Net investment income	59	48	49	48	46	13	156	145	11
Investment related gains (losses), net	2	4	1	4	5	(3)	7	14	(7)
Other revenue	7	4	4	6	2	5	15	9	6
Total revenues	186	146	179	185	165	21	511	527	(16)

Benefits and expenses:
Claims and other policy benefits	95	68	104	106	97	(2)	267	322	(55)
Future policy benefits remeasurement (gains) losses	(33)	(5)	(9)	(12)	3	(36)	(47)	(9)	(38)
Policy acquisition costs and other insurance expenses	2	2	2	2	2	—	6	5	1
Other operating expenses	14	15	13	16	11	3	42	38	4
Total benefits and expenses	78	80	110	112	113	(35)	268	356	(88)

Adjusted operating income (loss) before income taxes	108	66	69	73	52	56	243	171	72
Notable items (2)	(34)	—	—	(14)	—	(34)	(34)	—	(34)
Adjusted operating income excluding notable items, before income taxes	$74	$66	$69	$59	$52	$22	$209	$171	$38

Foreign currency effect on (3):
Net premiums	$9	$(1)	$(12)	$(17)	$(20)	$29	$(4)	$(39)	$35
Adjusted operating income before income taxes	$8	$—	$(7)	$(6)	$(11)	$19	$1	$(21)	$22

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$737	$677	$662	$700	$660	$77	$2,076	$1,950	$126
Net investment income	60	62	61	55	51	9	183	144	39
Investment related gains (losses), net	1	2	3	3	4	(3)	6	9	(3)
Other revenue	3	11	3	—	5	(2)	17	21	(4)
Total revenues	801	752	729	758	720	81	2,282	2,124	158

Benefits and expenses:
Claims and other policy benefits	604	579	563	548	627	(23)	1,746	1,644	102
Future policy benefits remeasurement (gains) losses	(39)	(14)	(9)	9	68	(107)	(62)	91	(153)
Policy acquisition costs and other insurance expenses	46	44	46	44	47	(1)	136	146	(10)
Other operating expenses	56	54	50	57	51	5	160	149	11
Total benefits and expenses	667	663	650	658	793	(126)	1,980	2,030	(50)

Income (loss) before income taxes	$134	$89	$79	$100	$(73)	$207	$302	$94	$208

Loss and expense ratios:
Loss ratio (1)	76.7%	83.5%	83.7%	79.6%	105.3%	(28.6)%	81.1%	89.0%	(7.9)%
Policy acquisition costs and other insurance expenses	6.2%	6.5%	6.9%	6.3%	7.1%	(0.9)%	6.6%	7.5%	(0.9)%
Other operating expenses	7.6%	8.0%	7.6%	8.1%	7.7%	(0.1)%	7.7%	7.6%	0.1%

Foreign currency effect on (2):
Net premiums	$(10)	$(21)	$(33)	$(61)	$(50)	$40	$(64)	$(111)	$47
Income (loss) before income taxes	$—	$(2)	$(3)	$(6)	$6	$(6)	$(5)	$5	$(10)

Critical illness net premiums	$368	$341	$299	$324	$296	$72	$1,008	$892	$116

Assumed life reinsurance in force (in billions)	$501.8	$495.4	$508.2	$518.6	$479.4	$22.4
Assumed new business production (in billions)	$17.1	$4.7	$3.9	$8.6	$14.4	$2.7	$25.7	$36.7	$(11.0)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$737	$677	$662	$700	$660	$77	$2,076	$1,950	$126
Net investment income	60	62	61	55	51	9	183	144	39
Investment related gains (losses), net	1	2	3	3	4	(3)	6	9	(3)
Other revenue	3	11	3	—	5	(2)	17	21	(4)
Total revenues	801	752	729	758	720	81	2,282	2,124	158

Benefits and expenses:
Claims and other policy benefits	604	579	563	548	627	(23)	1,746	1,644	102
Future policy benefits remeasurement (gains) losses	(39)	(14)	(9)	9	68	(107)	(62)	91	(153)
Policy acquisition costs and other insurance expenses	46	44	46	44	47	(1)	136	146	(10)
Other operating expenses	56	54	50	57	51	5	160	149	11
Total benefits and expenses	667	663	650	658	793	(126)	1,980	2,030	(50)

Adjusted operating income (loss) before income taxes	134	89	79	100	(73)	207	302	94	208
Notable items (1)	(2)	—	—	(42)	140	(142)	(2)	117	(119)
Adjusted operating income excluding notable items, before income taxes	$132	$89	$79	$58	$67	$65	$300	$211	$89

Loss and expense ratios:
Loss ratio (2)	76.7%	83.5%	83.7%	79.6%	105.3%	(28.6)%	81.1%	89.0%	(7.9)%
Policy acquisition costs and other insurance expenses	6.2%	6.5%	6.9%	6.3%	7.1%	(0.9)%	6.6%	7.5%	(0.9)%
Other operating expenses	7.6%	8.0%	7.6%	8.1%	7.7%	(0.1)%	7.7%	7.6%	0.1%

Foreign currency effect on (3):
Net premiums	$(10)	$(21)	$(33)	$(61)	$(50)	$40	$(64)	$(111)	$47
Adjusted operating income (loss) before income taxes	$(1)	$(3)	$(2)	$(6)	$6	$(7)	$(6)	$5	$(11)

Critical illness net premiums	$368	$341	$299	$324	$296	$72	$1,008	$892	$116

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$63	$44	$64	$64	$69	$(6)	$171	$172	$(1)
Net investment income	117	125	108	94	77	40	350	176	174
Investment related gains (losses), net	(66)	(51)	(51)	83	(94)	28	(168)	(288)	120
Other revenue	16	18	10	—	119	(103)	44	174	(130)
Total revenues	130	136	131	241	171	(41)	397	234	163

Benefits and expenses:
Claims and other policy benefits	67	44	69	68	60	7	180	155	25
Future policy benefits remeasurement (gains) losses	(1)	—	(1)	7	—	(1)	(2)	—	(2)
Interest credited	54	46	54	39	38	16	154	80	74
Policy acquisition costs and other insurance expenses	21	19	16	12	21	—	56	48	8
Other operating expenses	5	7	6	6	5	—	18	14	4
Total benefits and expenses	146	116	144	132	124	22	406	297	109

Income (loss) before income taxes	$(16)	$20	$(13)	$109	$47	$(63)	$(9)	$(63)	$54

Foreign currency effect on (2):
Net premiums	$(2)	$(2)	$(7)	$(9)	$(10)	$8	$(11)	$(21)	$10
Income (loss) before income taxes	$1	$—	$—	$(17)	$11	$(10)	$1	$31	$(30)

Assumed life reinsurance in force (in billions)	$7.7	$6.7	$7.4	$5.7	$5.2	$2.5
Assumed new business production (in billions)	$1.0	$0.1	$1.7	$—	$—	$1.0	$2.8	$0.1	$2.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$63	$44	$64	$64	$69	$(6)	$171	$172	$(1)
Net investment income	117	125	108	94	77	40	350	176	174
Investment related gains, net	2	4	4	5	3	(1)	10	12	(2)
Other revenue	8	5	8	7	37	(29)	21	60	(39)
Total revenues	190	178	184	170	186	4	552	420	132

Benefits and expenses:
Claims and other policy benefits	67	44	69	68	60	7	180	155	25
Future policy benefits remeasurement (gains) losses	(1)	—	(1)	7	—	(1)	(2)	—	(2)
Interest credited	54	46	54	39	38	16	154	80	74
Policy acquisition costs and other insurance expenses	21	19	16	12	21	—	56	48	8
Other operating expenses	5	7	6	6	5	—	18	14	4
Total benefits and expenses	146	116	144	132	124	22	406	297	109

Adjusted operating income (loss) before income taxes	44	62	40	38	62	(18)	146	123	23
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$44	$62	$40	$38	$62	$(18)	$146	$123	$23

Foreign currency effect on (3):
Net premiums	$(2)	$(2)	$(7)	$(9)	$(10)	$8	$(11)	$(21)	$10
Adjusted operating income before income taxes	$(2)	$(2)	$(3)	$(3)	$(6)	$4	$(7)	$(11)	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$109	$82	$82	$35	$53	$56	$273	$216	$57
Investment related gains (losses), net	21	—	(44)	36	(24)	45	(23)	(64)	41
Other revenue	5	(4)	11	19	(1)	6	12	(12)	24
Total revenues	135	78	49	90	28	107	262	140	122

Benefits and expenses:
Interest credited	14	14	14	12	8	6	42	20	22
Policy acquisition costs and other insurance income	(24)	(20)	(20)	(21)	(21)	(3)	(64)	(66)	2
Other operating expenses	84	92	77	96	84	—	253	223	30
Interest expense	72	63	53	55	49	23	188	136	52
Total benefits and expenses	146	149	124	142	120	26	419	313	106

Loss before income taxes	$(11)	$(71)	$(75)	$(52)	$(92)	$81	$(157)	$(173)	$16

Foreign currency effect on (1):
Loss before income taxes	$1	$(1)	$—	$(7)	$3	$(2)	$—	$4	$(4)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$109	$82	$82	$35	$53	$56	$273	$216	$57
Investment related gains, net	2	3	4	2	2	—	9	6	3
Other revenue	9	6	13	13	10	(1)	28	21	7
Total revenues	120	91	99	50	65	55	310	243	67

Benefits and expenses:
Interest credited	14	14	14	12	8	6	42	20	22
Policy acquisition costs and other insurance income	(24)	(20)	(20)	(21)	(21)	(3)	(64)	(66)	2
Other operating expenses	84	89	77	96	84	—	250	223	27
Interest expense	71	63	53	55	49	22	187	136	51
Total benefits and expenses	145	146	124	142	120	25	415	313	102

Adjusted operating income (loss) before income taxes	(25)	(55)	(25)	(92)	(55)	30	(105)	(70)	(35)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$(25)	$(55)	$(25)	$(92)	$(55)	$30	$(105)	$(70)	$(35)

Foreign currency effect on (2):
Adjusted operating income (loss) before income taxes	$1	$—	$—	$—	$1	$—	$1	$2	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
U.S. and Latin America:
Traditional	$105	$62	$121	$114	$(69)	$174	$288	$81	$207
Financial Solutions:
Asset Intensive	89	47	93	(32)	30	59	229	33	196
Capital Solutions	19	21	21	24	23	(4)	61	120	(59)
Total U.S. and Latin America	213	130	235	106	(16)	229	578	234	344
Canada:
Traditional	6	35	29	50	12	(6)	70	54	16
Financial Solutions	30	6	10	9	6	24	46	22	24
Total Canada	36	41	39	59	18	18	116	76	40
Europe, Middle East and Africa:
Traditional	(60)	4	27	3	5	(65)	(29)	43	(72)
Financial Solutions	84	52	59	56	34	50	195	126	69
Total Europe, Middle East and Africa	24	56	86	59	39	(15)	166	169	(3)
Asia Pacific:
Traditional	134	89	79	100	(73)	207	302	94	208
Financial Solutions	(16)	20	(13)	109	47	(63)	(9)	(63)	54
Total Asia Pacific	118	109	66	209	(26)	144	293	31	262
Corporate and Other	(11)	(71)	(75)	(52)	(92)	81	(157)	(173)	16
Consolidated income (loss) before income taxes	$380	$265	$351	$381	$(77)	$457	$996	$337	$659

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
U.S. and Latin America:
Traditional	$103	$63	$122	$108	$(77)	$180	$288	$39	$249
Financial Solutions:
Asset Intensive	117	88	84	77	83	34	289	227	62
Capital Solutions	19	21	21	24	23	(4)	61	120	(59)
Total U.S. and Latin America	239	172	227	209	29	210	638	386	252
Canada:
Traditional	10	32	29	47	12	(2)	71	61	10
Financial Solutions	30	6	10	9	6	24	46	22	24
Total Canada	40	38	39	56	18	22	117	83	34
Europe, Middle East and Africa:
Traditional	(59)	4	27	3	5	(64)	(28)	43	(71)
Financial Solutions	108	66	69	73	52	56	243	171	72
Total Europe, Middle East and Africa	49	70	96	76	57	(8)	215	214	1
Asia Pacific:
Traditional	134	89	79	100	(73)	207	302	94	208
Financial Solutions	44	62	40	38	62	(18)	146	123	23
Total Asia Pacific	178	151	119	138	(11)	189	448	217	231
Corporate and Other	(25)	(55)	(25)	(92)	(55)	30	(105)	(70)	(35)
Consolidated adjusted operating income (loss) before income taxes	481	376	456	387	38	443	1,313	830	483
Notable items (1)	(3)	—	—	(61)	326	(329)	(3)	303	(306)
Consolidated adjusted operating income (loss) excluding notable items before income taxes	$478	$376	$456	$326	$364	$114	$1,310	$1,133	$177

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2023	2023	2023	2022	2022
Fixed maturity securities, available-for-sale (1)	$54,171	$56,236	$56,085	$52,901	$50,495
Equity securities	133	136	138	134	137
Mortgage loans	7,231	7,038	6,833	6,590	6,558
Policy loans	1,180	1,202	1,221	1,231	1,202
Funds withheld at interest	5,725	5,862	5,976	6,003	6,177
Limited partnerships and real estate joint ventures	2,560	2,473	2,405	2,327	2,197
Short-term investments	141	224	246	154	225
Other invested assets	1,091	1,119	1,111	1,140	1,049
Cash and cash equivalents	2,820	2,598	3,294	2,927	3,512
Total cash and invested assets	$75,052	$76,888	$77,309	$73,407	$71,552

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Average invested assets at amortized cost (1)	$37,051	$36,124	$35,863	$35,300	$34,579	$2,472	$35,934	$34,494	$1,440
Net investment income (1)	$430	$393	$415	$386	$374	$56	$1,238	$1,228	$10
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.72%	4.42%	4.71%	4.45%	4.40%	32 bps	4.62%	4.78%	(16) bps
Variable investment income ("VII") (included in net investment income) (1)	$39	$17	$39	$42	$38	$1	$95	$249	$(154)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.51%	4.43%	4.45%	4.14%	4.12%	39 bps	4.46%	3.96%	50 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	September 30, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$41,463	$55	$170	$6,075	$35,503	65.5%
Canadian government	3,336	—	169	157	3,348	6.2%
Japanese government	3,205	—	3	493	2,715	5.0%
ABS	4,562	12	16	330	4,236	7.8%
CMBS	1,959	1	2	250	1,710	3.2%
RMBS	1,172	—	3	145	1,030	1.9%
U.S. government	1,346	—	—	286	1,060	2.0%
State and political subdivisions	1,242	—	4	199	1,047	1.9%
Other foreign government	4,047	—	23	548	3,522	6.5%
Total fixed maturity securities	$62,332	$68	$390	$8,483	$54,171	100.0%

	December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,963	$27	$168	$5,135	$33,969	64.2%
Canadian government	3,311	—	381	66	3,626	6.9%
Japanese government	3,033	—	4	478	2,559	4.8%
ABS	4,324	10	4	440	3,878	7.3%
CMBS	1,835	—	—	212	1,623	3.1%
RMBS	1,054	—	1	114	941	1.8%
U.S. government	1,690	—	4	212	1,482	2.8%
State and political subdivisions	1,282	—	10	173	1,119	2.1%
Other foreign government	4,171	—	22	489	3,704	7.0%
Total fixed maturity securities	$59,663	$37	$594	$7,319	$52,901	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2023				December 31, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,470	$5,741	16.2%	A-	$6,281	$5,672	16.7%	A-
Brokerage/asset managers/exchanges	1,305	1,096	3.1%	A-	1,302	1,115	3.3%	A-
Finance companies	394	337	0.9%	BBB+	410	350	1.0%	BBB
Insurance	4,548	3,820	10.7%	A-	4,452	3,851	11.3%	A-
REITs	1,356	1,140	3.2%	A-	1,205	1,013	3.0%	BBB+
Other finance	949	708	2.0%	A-	901	679	2.0%	A-
Total financial institutions	$15,022	$12,842	36.1%		$14,551	$12,680	37.3%
Industrials
Basic	$1,948	$1,662	4.7%	BBB	$1,921	$1,690	5.0%	BBB
Capital goods	1,688	1,482	4.2%	BBB	1,734	1,550	4.6%	BBB
Communications	2,795	2,337	6.6%	BBB	2,517	2,136	6.3%	BBB
Consumer cyclical	2,210	1,911	5.4%	BBB+	1,997	1,748	5.1%	BBB+
Consumer noncyclical	4,946	4,250	12.0%	BBB+	4,625	4,052	11.9%	BBB+
Energy	2,231	1,925	5.4%	A-	2,050	1,801	5.3%	BBB+
Technology	1,876	1,678	4.7%	BBB+	1,617	1,461	4.3%	BBB+
Transportation	2,310	1,975	5.6%	A-	2,160	1,859	5.5%	BBB+
Other industrial	1,058	1,012	2.8%	BBB	1,003	960	2.8%	BBB
Total industrials	$21,062	$18,232	51.4%		$19,624	$17,257	50.8%
Utilities
Electric	$4,248	$3,511	9.9%	A-	$3,779	$3,200	9.4%	A-
Natural gas	724	586	1.7%	A-	664	553	1.7%	A-
Other utility	407	332	0.9%	BBB+	345	279	0.8%	BBB+
Total utilities	$5,379	$4,429	12.5%		$4,788	$4,032	11.9%
Total	$41,463	$35,503	100.0%	BBB+	$38,963	$33,969	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2023			June 30, 2023			March 31, 2023			December 31, 2022			September 30, 2022
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$38,876	$33,799	62.4%	$38,928	$35,512	63.1%	$38,291	$35,308	63.0%	$36,217	$32,295	61.1%	$33,881	$30,062	59.6%
2	BBB	19,959	17,134	31.6%	19,840	17,517	31.2%	19,832	17,658	31.5%	20,188	17,580	33.2%	19,931	16,924	33.5%
3	BB	2,902	2,780	5.1%	2,919	2,801	5.0%	2,811	2,698	4.8%	2,734	2,607	5.0%	3,044	2,843	5.6%
4	B	439	368	0.7%	347	328	0.6%	402	340	0.6%	397	331	0.6%	625	583	1.2%
5	CCC	104	81	0.2%	99	69	0.1%	100	69	0.1%	103	71	0.1%	107	62	0.1%
6	In or near default	52	9	—%	52	9	—%	58	12	—%	24	17	—%	42	21	—%
	Total	$62,332	$54,171	100.0%	$62,185	$56,236	100.0%	$61,494	$56,085	100.0%	$59,663	$52,901	100.0%	$57,630	$50,495	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2023			June 30, 2023			March 31, 2023			December 31, 2022			September 30, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,022	$1,967	28.2%	$1,936	$1,857	26.9%	$1,880	$1,775	26.1%	$1,825	$1,702	26.4%	$1,788	$1,650	26.0%
ABS, excluding CLOs	2,540	2,269	32.5%	2,574	2,308	33.5%	2,590	2,328	34.2%	2,499	2,176	33.8%	2,377	2,073	32.6%
Total ABS	4,562	4,236	60.7%	4,510	4,165	60.4%	4,470	4,103	60.3%	4,324	3,878	60.2%	4,165	3,723	58.6%
CMBS	1,959	1,710	24.5%	1,932	1,699	24.6%	1,882	1,670	24.6%	1,835	1,623	25.2%	1,843	1,670	26.3%
RMBS:
Agency	454	388	5.6%	464	413	6.0%	473	432	6.4%	476	427	6.6%	489	442	7.0%
Non-agency	718	642	9.2%	681	624	9.0%	647	592	8.7%	578	514	8.0%	565	511	8.1%
Total RMBS	1,172	1,030	14.8%	1,145	1,037	15.0%	1,120	1,024	15.1%	1,054	941	14.6%	1,054	953	15.1%
Total	$7,693	$6,976	100.0%	$7,587	$6,901	100.0%	$7,472	$6,797	100.0%	$7,213	$6,442	100.0%	$7,062	$6,346	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of September 30, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$7,272	$516	$23,093	$5,395	$30,365	$5,911
Canadian government	1,303	105	250	52	1,553	157
Japanese government	614	50	2,055	443	2,669	493
ABS	471	18	3,071	299	3,542	317
CMBS	273	12	1,358	232	1,631	244
RMBS	295	14	641	131	936	145
U.S. government	488	28	559	258	1,047	286
State and political subdivisions	120	8	807	191	927	199
Other foreign government	686	29	2,194	451	2,880	480
Total investment grade securities	$11,522	$780	$34,028	$7,452	$45,550	$8,232

Below investment grade securities:
Corporate	$357	$70	$732	$93	$1,089	$163
ABS	—	—	67	11	67	11
CMBS	—	—	2	1	2	1
Other foreign government	4	1	184	67	188	68
Total below investment grade securities	$361	$71	$985	$172	$1,346	$243
Total fixed maturity securities	$11,883	$851	$35,013	$7,624	$46,896	$8,475

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$21,867	$2,756	$6,840	$2,225	$28,707	$4,981
Canadian government	554	42	71	23	625	65
Japanese government	815	86	1,694	392	2,509	478
ABS	1,596	153	1,931	269	3,527	422
CMBS	1,314	144	281	65	1,595	209
RMBS	664	62	181	53	845	115
U.S. government	1,202	64	253	148	1,455	212
State and political subdivisions	819	124	131	50	950	174
Other foreign government	1,942	167	1,026	260	2,968	427
Total investment grade securities	$30,773	$3,598	$12,408	$3,485	$43,181	$7,083

Below investment grade securities:
Corporate	$767	$87	$305	$61	$1,072	$148
ABS	52	6	38	9	90	15
Other foreign government	39	2	164	60	203	62
Total below investment grade securities	$858	$95	$507	$130	$1,365	$225
Total fixed maturity securities	$31,631	$3,693	$12,915	$3,615	$44,546	$7,308

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$7	$4	$(42)	$15	$3	$4	$(31)	$(21)	$(10)
Impairments on fixed maturities	—	—	(1)	(2)	(12)	12	(1)	(15)	14
Realized gains on investment activity	12	11	31	127	20	(8)	54	65	(11)
Realized losses on investment activity	(61)	(37)	(75)	(160)	(106)	45	(173)	(236)	63
Net gains (losses) on fixed maturity securities available-for-sale	(42)	(22)	(87)	(20)	(95)	53	(151)	(207)	56

Net gains (losses) on equity securities	(2)	(4)	2	(5)	7	(9)	(4)	(16)	12
Change in mortgage loan allowance for credit losses	(17)	(9)	3	(8)	(5)	(12)	(23)	(8)	(15)
Change in fair value of certain limited partnership investments	25	10	(3)	9	—	25	32	29	3
Other, net	7	15	2	—	7	—	24	26	(2)

Free-standing derivatives (1):
Interest rate swaps	(64)	(30)	20	(2)	(33)	(31)	(74)	(129)	55
Interest rate options	16	(3)	(23)	(9)	18	(2)	(10)	12	(22)
Total return swaps	(8)	5	3	22	(1)	(7)	—	(1)	1
Interest rate futures	—	2	—	1	2	(2)	2	5	(3)
Equity futures	11	(10)	(9)	(11)	5	6	(8)	33	(41)
Foreign currency swaps	8	12	—	(6)	9	(1)	20	27	(7)
Foreign currency swaps - hedged	(1)	—	(1)	1	1	(2)	(2)	5	(7)
Foreign currency forwards	(37)	(74)	(19)	61	(55)	18	(130)	(154)	24
CPI swaps	—	6	1	6	7	(7)	7	25	(18)
Credit default swaps	(26)	10	11	37	(12)	(14)	(5)	(103)	98
Equity options	3	(11)	(14)	(15)	8	(5)	(22)	29	(51)
Total free-standing derivatives	(98)	(93)	(31)	85	(51)	(47)	(222)	(251)	29

Embedded derivatives	1	(20)	37	(67)	(17)	18	18	(106)	124

Net gains (losses) on total derivatives	(97)	(113)	6	18	(68)	(29)	(204)	(357)	153

Total investment related gains (losses), net	$(126)	$(123)	$(77)	$(6)	$(154)	$28	$(326)	$(533)	$207

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$105	$62	$121	$114	$(69)	$174	$288	$81	$207
Investment and derivative (gains) losses (1)	—	—	—	1	(1)	1	—	(1)	1
Change in fair value of funds withheld embedded derivatives (1)	(2)	1	1	(7)	(7)	5	—	(41)	41
Adjusted operating income (loss) before income taxes	103	63	122	108	(77)	180	288	39	249
Notable items (2)	17	—	—	—	170	(153)	17	170	(153)
Adjusted operating income excluding notable items, before income taxes	$120	$63	$122	$108	$93	$27	$305	$209	$96

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$89	$47	$93	$(32)	$30	$59	$229	$33	$196
Market risk benefits remeasurement (gains) losses	(21)	(31)	14	(19)	23	(44)	(38)	29	(67)
Investment and derivative (gains) losses (1)	62	49	18	54	17	45	129	67	62
Change in fair value of funds withheld embedded derivatives (1)	1	19	(38)	74	24	(23)	(18)	147	(165)
Funds withheld (gains) losses - investment income	(7)	1	(4)	(1)	(1)	(6)	(10)	5	(15)
EIA embedded derivatives - interest credited	(7)	3	(7)	1	(10)	3	(11)	(54)	43
Other	—	—	8	—	—	—	8	—	8
Adjusted operating income (loss) before income taxes	117	88	84	77	83	34	289	227	62
Notable items (2)	(22)	—	—	—	(3)	(19)	(22)	(3)	(19)
Adjusted operating income (loss) excluding notable items, before income taxes	$95	$88	$84	$77	$80	$15	$267	$224	$43

U.S. & Latin America Capital Solutions
Income (loss) before income taxes	$19	$21	$21	$24	$23	$(4)	$61	$120	$(59)
Adjusted operating income (loss) before income taxes	19	21	21	24	23	(4)	61	120	(59)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$19	$21	$21	$24	$23	$(4)	$61	$120	$(59)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Canada Traditional
Income (loss) before income taxes	$6	$35	$29	$50	$12	$(6)	$70	$54	$16
Investment and derivative (gains) losses (1)	—	(3)	(1)	(4)	(1)	1	(4)	6	(10)
Investment income - non-operating FWAI	2	—	1	1	1	1	3	1	2
Other	2	—	—	—	—	2	2	—	2
Adjusted operating income (loss) before income taxes	10	32	29	47	12	(2)	71	61	10
Notable items (2)	13	—	—	(5)	6	7	13	6	7
Adjusted operating income (loss) excluding notable items, before income taxes	$23	$32	$29	$42	$18	$5	$84	$67	$17

Canada Financial Solutions
Income before income taxes	$30	$6	$10	$9	$6	$24	$46	$22	$24
Adjusted operating income (loss) before income taxes	30	6	10	9	6	24	46	22	24
Notable items (2)	(22)	—	—	—	—	(22)	(22)	—	(22)
Adjusted operating income (loss) excluding notable items, before income taxes	$8	$6	$10	$9	$6	$2	$24	$22	$2

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(60)	$4	$27	$3	$5	$(65)	$(29)	$43	$(72)
Other	1	—	—	—	—	1	1	—	1
Adjusted operating income (loss) before income taxes	(59)	4	27	3	5	(64)	(28)	43	(71)
Notable items (2)	47	—	—	—	13	34	47	13	34
Adjusted operating income (loss) excluding notable items, before income taxes	$(12)	$4	$27	$3	$18	$(30)	$19	$56	$(37)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$84	$52	$59	$56	$34	$50	$195	$126	$69
Investment and derivative losses (1)	23	13	7	15	14	9	43	29	14
Investment income - non-operating FWAI	1	1	3	2	4	(3)	5	16	(11)
Investment (income) loss on unit-linked variable annuities	2	2	—	2	5	(3)	4	22	(18)
Interest credited on unit-linked variable annuities	(2)	(2)	—	(2)	(5)	3	(4)	(22)	18
Adjusted operating income (loss) before income taxes	108	66	69	73	52	56	243	171	72
Notable items (2)	(34)	—	—	(14)	—	(34)	(34)	—	(34)
Adjusted operating income (loss) excluding notable items, before income taxes	$74	$66	$69	$59	$52	$22	$209	$171	$38

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2023	2023	2023	2022	2022	Quarter	2023	2022	Change
Asia Pacific Traditional
Income (loss) before income taxes	$134	$89	$79	$100	$(73)	$207	$302	$94	$208
Adjusted operating income (loss) before income taxes	134	89	79	100	(73)	207	302	94	208
Notable items (2)	(2)	—	—	(42)	140	(142)	(2)	117	(119)
Adjusted operating income (loss) excluding notable items, before income taxes	$132	$89	$79	$58	$67	$65	$300	$211	$89

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(16)	$20	$(13)	$109	$47	$(63)	$(9)	$(63)	$54
Investment and derivative (gains) losses (1)	68	55	55	(78)	97	(29)	178	300	(122)
Other	(8)	(13)	(2)	7	(82)	74	(23)	(114)	91
Adjusted operating income (loss) before income taxes	44	62	40	38	62	(18)	146	123	23
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$44	$62	$40	$38	$62	$(18)	$146	$123	$23

Corporate and Other
Income (loss) before income taxes	$(11)	$(71)	$(75)	$(52)	$(92)	$81	$(157)	$(173)	$16
Investment and derivative (gains) losses (1)	(19)	3	48	(34)	26	(45)	32	70	(38)
Interest expense on uncertain tax positions	1	—	—	—	—	1	1	—	1
Other	4	13	2	(6)	11	(7)	19	33	(14)
Adjusted operating income (loss) before income taxes	(25)	(55)	(25)	(92)	(55)	30	(105)	(70)	(35)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(25)	$(55)	$(25)	$(92)	$(55)	$30	$(105)	$(70)	$(35)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of Shareholders’ Equity to Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2023	2023	2023	2022	2022

RGA, Inc. shareholders’ equity	$8,063	$7,805	$7,626	$7,081	$6,755
Less effect of AOCI:
Accumulated currency translation adjustments	(33)	26	(94)	(116)	(147)
Unrealized appreciation of securities	(6,659)	(4,879)	(4,393)	(5,496)	(5,788)
Effect of updating discount rates on future policy benefits	5,366	3,460	3,034	3,755	3,989
Change in instrument-specific credit risk for market risk benefits	7	13	14	13	19
Pension and postretirement benefits	(14)	(18)	(22)	(27)	(51)
RGA, Inc. shareholders’ equity, excluding AOCI	9,396	9,203	9,087	8,952	8,733
Year-to-date notable items, net of tax (1)	—	—	—	184	230
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$9,396	$9,203	$9,087	$9,136	$8,963

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses"

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2023	2023	2023	2022	2022

Book value per share	$122.40	$117.87	$114.60	$106.19	$101.08
Less effect of AOCI:
Accumulated currency translation adjustment	(0.49)	0.38	(1.41)	(1.73)	(2.20)
Unrealized (depreciation) appreciation of securities	(101.10)	(73.69)	(66.02)	(82.44)	(86.61)
Effect of updating discount rates on future policy benefits	81.46	52.26	45.59	56.32	59.69
Change in instrument-specific credit risk for market risk benefits	0.11	0.20	0.22	0.19	0.29
Pension and postretirement benefits	(0.21)	(0.27)	(0.34)	(0.41)	(0.77)
Book value per share, excluding AOCI	$142.63	$138.99	$136.56	$134.26	$130.68

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